                                                                EXHIBIT 10.2(b)

                      LIMITED WAIVER AND THIRD AMENDMENT TO
                         RECEIVABLES PURCHASE AGREEMENT

                  This LIMITED WAIVER AND THIRD AMENDMENT TO RECEIVABLES PURCHASE AGREEMENT (this "Waiver and Amendment") is entered into as of April 25, 2002, and amends that certain Receivables Purchase Agreement, dated as of October 6, 2000, amended as of July 1, 2001 and further amended as of October 3, 2001 (such agreement, as so amended, the "Existing Agreement"), among Plexus ABS, Inc., a Nevada corporation ("Seller"), Plexus Corp., a Wisconsin corporation ("Plexus"), as initial Servicer (the Servicer together with Seller, the "Seller Parties" and each a "Seller Party"), the Financial Institutions party thereto from time to time, Preferred Receivables Funding Corporation ("PREFCO") and Bank One, NA (Main Office Chicago), as agent for the Purchasers thereunder and any successor agent thereunder (together with its successors and assigns thereunder, the "Agent"). Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Existing Agreement.

                                    RECITALS:

                  WHEREAS, the Seller Parties, the Financial Institutions, PREFCO and the Agent are parties to the Existing Agreement;

                  WHEREAS, each Seller Party has requested that the Agent, the Financial Institutions and PREFCO grant certain waivers with respect to certain provisions of the Existing Agreement as more fully described herein; and

                  WHEREAS, the Seller Parties, the Financial Institutions, PREFCO and the Agent desire to amend certain provisions of the Existing Agreement as more fully described herein.

                  NOW, THEREFORE, in consideration of the premises, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:


                  Section 1. Limited Waiver. Subject to the terms and conditions set forth herein, each of the Agent, the Financial Institutions and PREFCO hereby waives the Amortization Event that occurred as of January 31, 2002 with respect to Section 9.1(f)(ii) of the Existing Agreement solely as a result of the average of the Open Debit Memo Ratios for the calendar months of November 2001, December 2001 and



                                           LIMITED WAIVER AND AMENDMENT NO. 3 TO
                                                  RECEIVABLES PURCHASE AGREEMENT
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January, 2002 exceeding 5.25%.

                  Section 2. Amendments. Subject to the terms and conditions set forth herein, Exhibit I of the Existing Agreement is hereby amended by:

                           (a) replacing the definition of "Aggregate Reserves"
set forth in Exhibit I of the Existing Agreement in its entirety with the following:

                  "Aggregate Reserves" means, on any date of determination, an amount equal to eighteen percent (18%) of the Net Receivables Balance on such date.

                           (b) replacing the definition of "Concentration Limit"
set forth in Exhibit I of the Existing Agreement in its entirety with the following:

                  "Concentration Limit" means, at any time, (a) for any Obligor other than as described in part (b) of this definition, 4% of the aggregate Outstanding Balance of all Eligible Receivables and (b)(i) for Motorola, Inc., 9% of the aggregate Outstanding Balance of all Eligible Receivables, (ii) for Arrowpoint Communications, Inc. and Cisco Systems, Inc., collectively and not individually, 12% of the aggregate Outstanding Balance of all Eligible Receivables, (iii) for General Electric Company, 12% of the aggregate Outstanding Balance of all Eligible Receivables, (iv) for Siemens AG, 12% of the aggregate Outstanding Balance of all Eligible Receivables and (v) for each of the foregoing Obligors, such other amount for such Obligor designated by the Agent (each of the foregoing, a "Special Concentration Limit"); provided, that in the case of an Obligor and any Affiliate of such Obligor, the Concentration Limit shall be calculated as if such Obligor and such Affiliate are one Obligor; and provided, further, that Company or the Required Financial Institutions may, upon not less than three Business Days' notice to Seller, cancel any Special Concentration Limit.

                  Section 3. Conditions to Effectiveness of Waiver and Amendments. The waiver set forth in Section 1 of this Waiver and Amendment and the amendments set forth in Section 2 of this Waiver and Amendment shall become effective as of the date hereof, upon the satisfaction of the following conditions precedent:

                           (a) Amendment. This Waiver and Amendment shall have
been duly executed and delivered by each of the parties hereto.




                                           LIMITED WAIVER AND AMENDMENT NO. 3 TO
                                                  RECEIVABLES PURCHASE AGREEMENT


                                       2
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                           (b) Officer's Certificate. The Agent shall have
received a certificate of an authorized officer of each of the Servicer and Seller in the forms set forth as Exhibits A and B, respectively, certifying as to matters set forth in Sections 4(a) and (b) of this Waiver and Amendment.

                           (c) Waiver and Amendment Fee. The Agent shall have
received, in immediately available funds, payment of a fully earned, non-refundable waiver and amendment fee equal to $35,000.

                  Section 4. Representations and Warranties. Each of Seller and the Servicer represents and warrants to the Financial Institutions, PREFCO and the Agent that, as of the date hereof, and after giving effect to the waiver set forth in Section 1 of this Waiver and Amendment and the amendments set forth in
Section 2 of this Waiver and Amendment:

                           (a) no Amortization Event or Potential Amortization
Event has occurred and is continuing; and

                           (b) all of the representations and warranties
contained in the Existing Agreement, as waived and amended by this Waiver and Amendment, and in the other Transaction Documents are true and correct.

                  Section 5. Miscellaneous.

                           (a) Effect; Ratification. The waiver and amendments
set forth herein are effective solely for the purposes set forth herein and shall be limited precisely as written, and shall not be deemed to (i) be a consent to any amendment, waiver or modification of any other term or condition of the Existing Agreement or of any other instrument or agreement referred to therein; or (ii) prejudice any right or remedy which the Financial Institutions, PREFCO or the Agent may now have or may have in the future under or in connection with the Existing Agreement, as amended hereby, or any other instrument or agreement referred to therein. Each reference in the Existing Agreement to "this Agreement," "herein," "hereof" and words of like import and each reference in the other Transaction Documents to the "Receivables Purchase Agreement," the "Purchase Agreement" or the Existing Agreement shall mean the Existing Agreement as amended hereby. This Waiver and Amendment shall be construed in connection with and as part of the Existing Agreement and all terms, conditions, representations, warranties, covenants and agreements set forth in the Existing Agreement and each other instrument or




                                           LIMITED WAIVER AND AMENDMENT NO. 3 TO
                                                  RECEIVABLES PURCHASE AGREEMENT

                                       3
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agreement referred to therein, except as herein waived or amended, are hereby ratified and confirmed and shall remain in full force and effect.

                           (b) Transaction Documents. This Waiver and Amendment
is a Transaction Document executed pursuant to the Existing Agreement and shall be construed, administered and applied in accordance with the terms and provisions thereof.

                           (c) Costs, Fees and Expenses. Seller agrees to
reimburse the Agent and each Purchaser on demand for all costs, fees and expenses (including the reasonable fees and expenses of counsel to the Agent and the Purchasers) incurred in connection with the preparation, execution and delivery of this Waiver and Amendment.

                           (d) Counterparts. This Waiver and Amendment may be
executed in any number of counterparts, each such counterpart constituting an original and all of which when taken together shall constitute one and the same instrument.

                           (e) Severability. Any provision contained in this
Waiver and Amendment which is held to be inoperative, unenforceable or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable or invalid without affecting the remaining provisions of this Waiver and Amendment in that jurisdiction or the operation, enforceability or validity of such provision in any other jurisdiction.

                           (f) GOVERNING LAW. THIS WAIVER AND AMENDMENT SHALL BE
GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF ILLINOIS.



                            (Signature Page Follows)






                                           LIMITED WAIVER AND AMENDMENT NO. 3 TO
                                                  RECEIVABLES PURCHASE AGREEMENT

                  IN WITNESS WHEREOF, the parties hereto have executed this Waiver and Amendment as of the date first written above.


                             PLEXUS ABS, INC.


                             By:
                                -----------------------------------------------
                             Name:
                                  ---------------------------------------------
                             Title:
                                   --------------------------------------------


                             PLEXUS CORP.


                             By:
                                -----------------------------------------------
                             Name:
                                  ---------------------------------------------
                             Title:
                                   --------------------------------------------


                             PREFERRED RECEIVABLES FUNDING CORPORATION


                             By:
                                -----------------------------------------------
                                      Authorized Signatory


                             BANK ONE, NA (MAIN OFFICE CHICAGO), as a Financial Institution and as Agent


                             By:
                                -----------------------------------------------
                             Name:
                                  ---------------------------------------------
                             Title:
                                   --------------------------------------------







                                           LIMITED WAIVER AND AMENDMENT NO. 3 TO
                                                  RECEIVABLES PURCHASE AGREEMENT

                                                                       EXHIBIT A

                              OFFICER'S CERTIFICATE

                  I, ______________, am the _______________ of Plexus Corp. (the
"Servicer"). I execute and deliver this Officer's Certificate, dated as of April 25, 2002, on behalf of the Servicer pursuant to Section 3(b) of the Waiver and Third Amendment to Receivables Purchase Agreement (the "Waiver and Amendment"), dated as of the date hereof, among the Seller Parties, the Financial Institutions, PREFCO and the Agent (each as defined therein), amending certain provisions of that certain Receivables Purchase Agreement, dated as of October 6, 2000, amended as of July 1, 2001 and further amended as of October 3, 2001 (such agreement, as so amended, the "Existing Agreement"), among the Seller Parties, the Financial Institutions, PREFCO and the Agent. Capitalized terms used herein and not defined herein shall have the meanings set forth for such terms in the Existing Agreement.

                  I hereby certify, on behalf of the Servicer, that to the best of my knowledge after due inquiry, as of the date hereof, and after giving effect to the waiver set forth in Section 1 of the Waiver and Amendment and the amendments set forth in Section 2 of the Waiver and Amendment, (a) no Amortization Event or Potential Amortization Event has occurred and is continuing and (b) the representations and warranties of Seller and the Servicer contained in the Existing Agreement, as waived and amended by the Waiver and Amendment, and in the other Transaction Documents are true and correct as of the date hereof.





                                            ----------------------------------
                                            Name:
                                            Title:






                                           LIMITED WAIVER AND AMENDMENT NO. 3 TO
                                                  RECEIVABLES PURCHASE AGREEMENT

                                                                       EXHIBIT B

                              OFFICER'S CERTIFICATE

                  I, ______________, am the _______________ of Plexus ABS, Inc.
("Seller"). I execute and deliver this Officer's Certificate, dated as of April 25, 2002, on behalf of Seller pursuant to Section 3(b) of the Waiver and Third Amendment to Receivables Purchase Agreement (the "Waiver and Amendment"), dated as of the date hereof, among the Seller Parties, the Financial Institutions, PREFCO and the Agent (each as defined therein), amending certain provisions of that certain Receivables Purchase Agreement, dated as of October 6, 2000, amended as of July 1, 2001 and further amended as of October 3, 2001 (such agreement, as so amended, the "Existing Agreement"), among the Seller Parties, the Financial Institutions, PREFCO and the Agent. Capitalized terms used herein and not defined herein shall have the meanings set forth for such terms in the Existing Agreement.

                  I hereby certify, on behalf of Seller, that to the best of my knowledge after due inquiry, as of the date hereof, and after giving effect to the waiver set forth in Section 1 of the Waiver and Amendment and the amendments set forth in Section 2 of the Waiver and Amendment, (a) no Amortization Event or Potential Amortization Event has occurred and is continuing and (b) the representations and warranties of Seller contained in the Existing Agreement, as waived and amended by the Waiver and Amendment, and in the other Transaction Documents are true and correct as of the date hereof.





                                            ----------------------------------
                                            Name:
                                            Title:





                                           LIMITED WAIVER AND AMENDMENT NO. 3 TO
                                                  RECEIVABLES PURCHASE AGREEMENT